                                                                    EXHIBIT 31.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 302
                       OF THE SARBANES--OXLEY ACT OF 2002

I, Frank J. Pazera, certify that;

     1)   I have reviewed this annual report on Form 10-K of Covista;

     2) Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which statements were made, not misleading with respect to the period covered by this annual report.

     3) Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Covista as of, and for, the periods presented in this annual report.

     4) Covista's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Covista and have;

               a) Designed such disclosure controls and procedures to ensure that material information relating to Covista, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

               b) Evaluated the effectiveness Covista's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

               c) Presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5) Covista's other certifying officers and I have disclosed, based on our most recent evaluation, to Covista's auditors and the audit committee of Covista's Board of Directors (or persons performing the equivalent functions);

               d) All significant deficiencies in the design or operation of internal controls which could adversely affect Covista's ability to record, process, summarize, and report financial data, and I have identified for Covista's auditors any material weaknesses in internal controls; and

               e) Any fraud, whether or not material, that involves management or other employees who have a significant role in Covista's internal controls; and

     6) Covista's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: April 29, 2005                   By: /s/ Frank J. Pazera
                                           -------------------------------------
                                           Frank J. Pazera
                                           Chief Financial Officer


                                  EXHIBIT 31.2